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                                                                      EXHIBIT 21

                 SUBSIDIARIES OF AMERICAN GENERAL FINANCE, INC.

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                                                                 Jurisdiction of
Corporation Name                                                  Incorporation
----------------                                                  -------------
AGF Investment Corp.                                              Indiana
American General Finance Services of Alabama, Inc.                Delaware
American General Auto Finance, Inc.                               Delaware
American General Financial Center Thrift Company                  California
American General Financial Center, Incorporated                   Indiana
American General Financial Center, Inc.                           Indiana
Thrift, Incorporated                                              Indiana
HSA Residential Mortgage Services of Texas, Inc.                  Delaware
Second Street Funding Corporation                                 Delaware
American General Finance Corporation                              Indiana
  American General Finance Management Corporation                 Indiana
  American General Financial Services, Inc.                       Arizona
  American General Financial Services of Arkansas, Inc.           Delaware
  American General Financial Services, Inc.                       Delaware
    AG Documentation Services, Inc.                               California
  American General Financial Services of America, Inc.            Delaware
    American General Home Equity, Inc.                            Delaware
  American General Finance, Inc.                                  Florida
  American General Financial Services of Hawaii, Inc.             Hawaii
  American General Financial Services of Illinois, Inc.           Illinois
  Service Bureau of Indiana, Inc.                                 Indiana
  AG Financial Services, Inc.                                     Indiana
  American General Financial Services, Inc.                       Indiana
  American General Finance Commercial Corp.                       Indiana
  Interstate Agency, Inc.                                         Indiana
  American General Financial Services of America, Inc.            Iowa
  American General Financial Services of Louisiana, Inc.          Louisiana
  American General Financial Services, Inc.                       Massachusetts
  American General Finance, Inc.                                  Nevada
  MorEquity, Inc.                                                 Nevada
    Wilmington Finance, Inc.                                      Delaware
  American General Financial Services, Inc.                       New York
  American General Financial Services of America, Inc.            North Carolina
  American General Financial Services, Inc.                       North Carolina
  American General Financial Services, Inc.                       Ohio
  American General Financial Services, Inc.                       Pennsylvania
  American General Consumer Discount Company                      Pennsylvania
  American General Financial Services, Inc.                       South Carolina
  American General Financial Services, Inc.                       Tennessee
  American General Auto Finance, Inc.                             Tennessee
  Crossroads Mortgage, Inc.                                       Tennessee
  ENM, Inc.                                                       Tennessee
  American General Financial Services, Inc.                       Texas
  American General Finance of Utah, Inc.                          Utah
    AGF Funding, Inc.                                             Delaware
  American General Financial Services, Inc.                       Washington
  American General Home Equity, Inc.                              West Virginia
  American General Financial Services of Wisconsin, Inc.          Wisconsin
  American General Financial Services, Inc.                       Wyoming
  Yosemite Insurance Company                                      Indiana
    CommoLoCo, Inc.                                               Puerto Rico
      CREDITHRIFT of Puerto Rico, Inc.                            Puerto Rico
  Merit Life Insurance Co.                                        Indiana
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